Acquisition	12 Months Ended
Jun. 26, 2013
Business Combinations [Abstract]
ACQUISITION OF CHILI'S RESTAURANTS
ACQUISITION OF CHILI'S RESTAURANTS

On June 1, 2013, we completed the acquisition of 11 Chili's restaurants in Alberta, Canada from an existing franchisee for $24.6 million in cash. The results of operations of the Canadian restaurants are included in our consolidated financial statements from the date of acquisition. The assets and liabilities of the Canadian restaurants were recorded at their respective fair values as of the date of acquisition. We are in the process of evaluating the fair value of the reacquired franchise rights through internal studies and third-party valuations. When the valuation process is complete, we will record the reacquired franchise rights at their estimated fair value with a corresponding decrease to goodwill.
The preliminary allocation of the purchase price is as follows (in thousands):

Current assets	341
Property and equipment	8,017
Goodwill	16,499
Other assets	585
Total assets acquired	25,442
Current liabilities	25
Other liabilities	795
Total liabilities assumed	820
Net assets acquired	24,622

The excess of the purchase price over the aggregate fair value of net assets acquired was allocated to goodwill. We expect the majority of the goodwill balance to be deductible for tax purposes. The portion of the purchase price attributable to goodwill represents benefits expected as a result of the acquisition, including sales and unit growth opportunities.
As a result of the acquisition, we incurred expenses of approximately $0.4 million during fiscal 2013, which are included in other gains and charges in our consolidated statement of income. Pro-forma financial information of the combined entities for periods prior to the acquisition is not presented due to the immaterial impact of the financial results of the Canadian restaurants on our consolidated financial statements.